[GRAPHIC]
--------------------------------------------------------------------------------
                                                 Annual Report November 30, 1999

Oppenheimer

International Growth Fund



                                                  [LOGO] OppenheimerFunds (R)
                                                         The Right Way to Invest




--------------------------------------------------------------------------------

================================================================================
     REPORT HIGHLIGHTS
================================================================================


     CONTENTS

1    President's Letter

3    An Interview with Your Fund's Manager

7    Fund Performance

12   Financial Statements

33   Independent Auditors' Report

34   Federal Income Tax Information

35   Officers and Trustees


After a difficult year in 1998, foreign equity markets as a whole took a noticeable turn for the better during the past twelve months.

Our investments in new technology companies helped the Fund to deliver a very competitive return and to outperform its benchmark.

Our research indicates that much of the world outside our borders seems poised to move forward again, in terms of performance.

-----------------------
Average Annual
Total Returns
For the 1-Year Period
Ended 11/30/99*

Class A
Without     With
Sales Chg.  Sales Chg.
-----------------------
35.31%      27.53%

Class B
Without     With
Sales Chg.  Sales Chg.
-----------------------
34.32%      29.32%

Class C
Without     With
Sales Chg.  Sales Chg.
-----------------------
34.28%      33.28%


------------------
Not FDIC Insured.
No Bank Guarantee.
May Lose Value.
-------------------

* See page 10 for further details.

================================================================================
     INFORMATION AND SERVICES
================================================================================


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet

24-hr access to account information and transactions www.oppenheimerfunds.com

--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------


                                                     [LOGO] OppenheimerFunds (R)
                                                               Distributor, Inc.

RA0825.001.1199  January 28, 2000

================================================================================
     PRESIDENT'S LETTER
================================================================================


-------------------------
         [PHOTO]
Bridget A. Macaskill
President
Oppenheimer
International Growth Fund
-------------------------


Dear shareholder,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.

     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving

                    1 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     PRESIDENT'S LETTER
================================================================================


companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
December 21, 1999

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


                    2 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     AN INTERVIEW WITH YOUR FUND'S MANAGER
================================================================================


---------------------
      [PHOTO]
Portfolio Management
Team (l to r)
Frank Jennings
William Wilby
George Evans
(Portfolio Manager)
---------------------


Q. How did the Fund perform during the one-year period that ended November 30, 1999?

A. Oppenheimer International Growth Fund performed very well over the past year. The Fund delivered a substantially stronger total return than in the prior fiscal year, reflecting the general recovery of the world's equity markets and the Fund's emphasis on companies providing various types of new technology. In particular, we attribute the Fund's strong results to a change occurring around the globe that, in our opinion, could have a quite positive long-term impact.

Can you describe this change?

The most obvious evolution has occurred in Europe, which officially launched its new currency, the euro, on January 1, 1999. This new currency got off to a rough start, and that slowed Europe's recovery from the problems that began in mid-1998. But, the expectation remains that a single currency will likely take some of the volatility out of the core European markets.

     What's more, Europe appears to have a new attitude toward shareholder value. Many companies are looking to the stock markets to raise cash, so they're taking the idea of shareholder value more seriously. The major European governments have become more diligent about curbing inflationary pressures. In early November of this year, the European Central Bank--with the approval of France, Germany and the nine other member states--raised interest rates. The European equity market is now second in size only to that of the United States.


                    3 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     AN INTERVIEW WITH YOUR FUND'S MANAGER
================================================================================


--------------------------------------------------------------------------------
"We continued to find good long-term opportunities in each of our four investment themes: mass affluence, new technology, restructuring and aging."
--------------------------------------------------------------------------------

The economic changes in Asia and Latin America have been less dramatic. To date Asia's attempts at change have been more talk than action, but Japan is struggling to make fundamental changes that would set a good example for the rest of the region. There are still major problems, but Japan at least is finally focused on the issues that really matter. In our opinion, Latin America offers the best valuations in the world right now. It's relatively stable compared to Asia, and if the political election cycle that's just beginning goes well, we could see even more progress throughout the region.

Have these changes impacted how you invested the Fund?

Not really. We continued to look for companies with "the goods": good business, good company fundamentals and long-term earnings growth, and good price. In the first half of the fiscal year, we found more of these opportunities in Latin America; in the second half, in Europe and Japan. Despite our skepticism about Asia, we recognized that Japan was rallying and found a few investments that satisfied our bottom-up criteria.

How do you identify these companies?

We whittle down the field using four broad themes: mass affluence, new technology, restructuring and aging.

What was the predominant theme during the past year?

New technology. Our largest holding is Altran Technologies SA (France), an engineering and consulting services enterprise we have owned for some time. We believe this company is well positioned to benefit as restructuring continues in Europe.(1)

     Another example is Psion plc (UK), which has developed an operating system for mobile communications. Psion plc is working with leading European companies to marry cellular technology and e-commerce. It's what we term an "e-nabler," a company focused on making new technologies work more effectively.

(1) The Fund's portfolio is subject to change.


                    4 OPPENHEIMER INTERNATIONAL GROWTH FUND

---------------------------------
Average Annual
Total Returns
For the Periods Ended 12/31/99(2)

Class A      Since
1-Year       Inception
---------------------------------
51.20%       25.51%

Class B      Since
1-Year       Inception
---------------------------------
54.15%       26.03%

Class C      Since
1-Year       Inception
---------------------------------
58.26%       26.49%
---------------------------------


The portfolio also has some "g-nablers," companies that are driving the genomics and biotechnology revolution to the next level. We have been building a position in Europe's leading provider of consumables for the biotech industry.

What about companies that fall under the other themes?

Companies that fall under our "aging" theme, such as Nichii Gakkan Co. in Japan, turned in some very impressive numbers as well. Nichii provides hospital administrative services. It handles home-nursing services and home-helper training courses as well as medical facilities and hospital management.

Were there any disappointments in the Fund?

The Fund's biggest disappointment came from positions we didn't hold. While the Japanese markets rallied during 1999, we approached this region more cautiously than most of our competitors, which constrained the Fund's performance. However, in our opinion, we still haven't seen enough fundamental change to sustain an economic turnaround there.

     Of the positions that we did hold, one of the largest was a German kidney dialysis company. They've experienced problems with their product, but they're a well-run company overall and have strong brand recognition, which we believe will help them bounce back. Another holding, an Australian reinsurance company, suffered a setback after Hurricane George caused a higher than average number of claims.

What is your outlook for international investing in the coming months?

We see strong signs that foreign markets have entered a new phase. After five years of underperformance, much of the world outside our borders seems poised to move forward again. Historically, these upswings have lasted for several years.


(2) See page 10 for further details.


                    5 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Regional Allocation(3)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Europe              67.7%
Asia                20.8
Latin America        6.1
Emerging
Europe               3.4
Middle East/
Africa               1.1
United States/
Canada               0.9
--------------------------------------------------------------------------------

If history repeats itself, we think that foreign investing--and Oppenheimer International Growth Fund--will be an important part of The Right Way to Invest for anyone with a long-term financial goal.


Top Ten Country Holdings(3)
--------------------------------------------------------------------------------
Great Britain                                        18.4%
France                                               17.1
Japan                                                14.4
The Netherlands                                       9.9
Germany                                               6.4
Australia                                             3.9
Sweden                                                3.8
Brazil                                                3.5
Italy                                                 3.0
Portugal                                              2.6


Top Ten Stock Holdings(4)
--------------------------------------------------------------------------------
Altran Technologies SA                                6.0%
Getronics NV                                          4.3
Psion plc                                             3.6
Nintendo Co. Ltd.                                     2.7
Biocompatibles International plc                      2.7
SAP AG, Preference                                    2.5
Nippon Telegraph & Telephone Corp.                    2.3
Telefonaktiebolaget LM Ericsson Cl. B, Sponsored ADR  2.0
Nichii Gakkan Co.                                     2.0
Sonera Corp.                                          2.0
--------------------------------------------------------------------------------

(3) Portfolio is subject to change. Percentages are as of November 30, 1999, and are based on total market value of investments.

(4) Portfolio is subject to change. Percentages are as of November 30, 1999, and are based on total market value of common stock.


                    6 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     FUND PERFORMANCE
================================================================================


How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended November 30, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended November 30, 1999, Oppenheimer International Growth Fund performed very well. The Fund delivered a substantially stronger total return than in the prior fiscal year, reflecting the general recovery of the world's equity markets and an emphasis on companies providing various types of new technology. The Japanese market led the world, as investors responded positively to changes in that nation's banking and business practices. Early in the twelve-month period, the Fund had less of a weighting in Japan (relative to its benchmark, the MSCI EAFE Index) and did not participate as fully as it might have in this rally. As the year progressed, the allocation to Japanese stocks increased (though it remains below the benchmark) and benefited the Fund's performance. A growing emphasis on European stocks as the year progressed also helped contribute to the substantial year-to-year increase in total return. Markets in the industrialized nations of Europe gained strength, especially during the final six months. A new European currency, the euro, and united action against potential inflationary pressures helped to bring stability on the continent. This, in turn, boosted the current results and the prospects for companies there, including those focused on three of the Fund's major investment themes: new technology, restructuring (e.g., consumer products, luxury goods) and aging (e.g., banks and other asset gatherers). The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 1999. In each case, performance is measured since the inception of the Fund on March 25, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of the performance of securities listed on 20 of the principal stock markets in Europe, Australia and the Far East, and is widely recognized as a measure of international stock performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                     7 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     FUND PERFORMANCE
================================================================================



Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Growth Fund (Class A) and MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Oppenheimer International
         Date                   Growth Fund Class A              MSCI EAFE Index

       03/25/96                        9,425                          10,000
       11/30/96                       11,065                          10,462
       11/30/97                       13,544                          10,449
       11/30/98                       14,461                          12,202
       11/30/99                       19,568                          14,816



Average Annual Total Return of Class A Shares of the Fund at 11/30/99(1)
       1-Year       27.53%              Life       20.01%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Growth Fund (Class B) and MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Oppenheimer International
         Date                   Growth Fund Class B              MSCI EAFE Index

       03/25/96                       10,000                          10,000
       11/30/96                       11,650                          10,462
       11/30/97                       14,150                          10,449
       11/30/98                       14,992                          12,202
       11/30/99                       19,837                          14,816

Average Annual Total Return of Class B Shares of the Fund at 11/30/99(1)
       1-Year       29.32%              Life       20.45%


                     8 OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Growth Fund (Class C) and MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Oppenheimer International
         Date                   Growth Fund Class C              MSCI EAFE Index

       03/25/96                       10,000                          10,000
       11/30/96                       11,660                          10,462
       11/30/97                       14,170                          10,449
       11/30/98                       15,012                          12,202
       11/30/99                       20,158                          14,816


Average Annual Total Return of Class C Shares of the Fund at 11/30/99(1)
       1-Year       33.28%              Life       20.98%

The performance information for the MSCI EAFE Index in the graphs begins on 3/31/96.

(1) See page 10 for further details.

Past performance is not predictive of future performance.

                     9 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     NOTES
================================================================================


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares of the Fund were first publicly offered on 3/25/96. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/25/96. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). The ending account value shown in the graph is net of the applicable 3% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/25/96. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.



                    10 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
                                                                      Financials










                    11 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     STATEMENT OF INVESTMENTS November 30, 1999
================================================================================


                                                                        Market Value
                                                               Shares    See Note 1
====================================================================================
 Common Stocks--105.1%
------------------------------------------------------------------------------------
 Capital Goods--8.2%
------------------------------------------------------------------------------------
 Aerospace/Defense--1.1%
 Embraer-Empresa Brasileira de Aeronautica SA, Preference    1,533,000   $ 4,828,032
------------------------------------------------------------------------------------
 Electrical Equipment--0.8%
 Halma plc                                                   2,032,100     3,527,813
------------------------------------------------------------------------------------
 Industrial Services--4.1%
 Aegis Group plc                                             3,083,600     8,840,250
------------------------------------------------------------------------------------
 Bellsystem 24, Inc.                                             1,700     1,946,470
------------------------------------------------------------------------------------
 Boskalis Westminster                                          253,103     4,128,560
------------------------------------------------------------------------------------
 Falck AS                                                       20,000     1,989,767
------------------------------------------------------------------------------------
 ICTS International NV (1)                                     165,000       825,000
                                                                          ----------
                                                                          17,730,047


------------------------------------------------------------------------------------
 Manufacturing--2.2%
 Sauer, Inc.                                                   150,000     1,940,625
------------------------------------------------------------------------------------
 Sidel SA                                                       83,000     7,788,976
                                                                          ----------
                                                                           9,729,601


------------------------------------------------------------------------------------
 Communication Services--18.2%
------------------------------------------------------------------------------------
 Telecommunications: Long Distance--13.6%
 Altran Technologies SA                                         58,000    27,594,095
------------------------------------------------------------------------------------
 Nippon Telegraph & Telephone Corp.                                598    10,709,400
------------------------------------------------------------------------------------
 Sonera Corp.                                                  219,100     9,047,290
------------------------------------------------------------------------------------
 Tandberg Television ASA(1)                                    516,000     6,720,834
------------------------------------------------------------------------------------
 Tiscali SpA(1)                                                 30,000     4,811,975
                                                                          ----------
                                                                          58,883,594


------------------------------------------------------------------------------------
 Telephone Utilities--3.7%
 CCT Telecom Holdings Ltd.(1)                                5,320,000     2,243,382
------------------------------------------------------------------------------------
 DDI Corp.                                                         330     4,553,506
------------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA, ADR                         79,000     1,407,187
------------------------------------------------------------------------------------
 Telefonica SA                                                 128,520     2,676,132
------------------------------------------------------------------------------------
 Telefonica SA, Bonus Shares(1)                                  2,570        53,514
------------------------------------------------------------------------------------
 Videsh Sanchar Nigam Ltd., GDR(2)                             234,000     5,323,500
                                                                          ----------
                                                                          16,257,221


------------------------------------------------------------------------------------
 Telecommunications: Wireless--0.9%
 Telecom Italia Mobile SpA                                     303,000     2,379,707
------------------------------------------------------------------------------------
 Telesp Celular SA, Cl. B, Preference                       35,400,000     1,715,822
                                                                          ----------
                                                                           4,095,529


                    12 OPPENHEIMER INTERNATIONAL GROWTH FUND

                                                                    Market Value
                                                          Shares     See Note 1
--------------------------------------------------------------------------------
 Consumer Cyclicals--11.5%
--------------------------------------------------------------------------------
 Autos & Housing--3.7%
 Aucnet, Inc.                                              49,300    $ 4,342,125
--------------------------------------------------------------------------------
 Brazil Realty SA, GDR(3)                                 121,300      1,235,744
--------------------------------------------------------------------------------
 Ducati Motor Holding SpA(1)                            1,141,000      3,090,468
--------------------------------------------------------------------------------
 IRSA Inversiones y Representaciones SA                 1,363,718      4,337,057
--------------------------------------------------------------------------------
 Porsche AG, Preference                                     1,100      2,951,727
                                                                      ----------
                                                                      15,957,121


--------------------------------------------------------------------------------
 Leisure & Entertainment--1.5%
 Granada Group plc                                        375,549      3,080,405
--------------------------------------------------------------------------------
 Sony Music Entertainment (Japan), Inc.                    22,000      3,401,673
                                                                      ----------
                                                                       6,482,078


--------------------------------------------------------------------------------
 Media--4.6%
 Lusomundo SGPS SA(1)                                     303,579      4,416,985
--------------------------------------------------------------------------------
 Naspers Ltd., N Shares                                   581,800      5,182,024
--------------------------------------------------------------------------------
 Reed International plc                                 1,000,000      6,251,348
--------------------------------------------------------------------------------
 Singapore Press Holdings Ltd.                            214,000      4,012,500
                                                                      ----------
                                                                      19,862,857


--------------------------------------------------------------------------------
 Retail: Specialty--0.9%
 Dixons Group plc                                         182,482      3,970,130
--------------------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--0.8%
 Gucci Group NV, NY Registered Shares                      41,000      3,413,250
--------------------------------------------------------------------------------
 Consumer Staples--15.2%
--------------------------------------------------------------------------------
 Beverages--0.5%
 Allied Domecq plc                                        406,050      2,158,414
--------------------------------------------------------------------------------
 Broadcasting--5.2%
 Canal Plus                                               104,000      8,597,315
--------------------------------------------------------------------------------
 Grupo Televisa SA, Sponsored GDR(1)                      165,000      8,054,062
--------------------------------------------------------------------------------
 ProSieben Media AG, Preference                           120,000      5,594,336
--------------------------------------------------------------------------------
 PT MULTIMEDIA--Servicos de Telecomunicacoes
 e Multimedia SGPS SA(1)                                   10,600        417,533
                                                                      ----------
                                                                      22,663,246


--------------------------------------------------------------------------------
 Entertainment--6.7%
 Imagineer Co. Ltd.                                        75,000      1,570,681
--------------------------------------------------------------------------------
 Infogrames Entertainment SA(1)                            66,300      8,411,441
--------------------------------------------------------------------------------
 Nintendo Co. Ltd.                                         74,500     12,401,478
--------------------------------------------------------------------------------
 Village Roadshow Ltd., Cl. A, Preference               3,615,285      6,802,781
                                                                      ----------
                                                                      29,186,381


                    13 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================

     STATEMENT OF INVESTMENTS Continued

================================================================================

                                                                     Market Value
                                                            Shares    See Note 1
----------------------------------------------------------------------------------
 Household Goods--1.1%
 Wella AG, Preference                                        208,000   $ 5,005,501
----------------------------------------------------------------------------------
 Tobacco--1.7%
 Cie Financiere Richemont AG, A Units                          3,250     7,252,184
----------------------------------------------------------------------------------
 Energy--0.8%
----------------------------------------------------------------------------------
 Energy Services--0.8%
 Expro International Group plc                               605,000     3,276,184
----------------------------------------------------------------------------------
 Financial--5.5%
----------------------------------------------------------------------------------
 Banks--4.1%
 Banco Espirito Santo SA                                     132,500     3,308,673
----------------------------------------------------------------------------------
 Espirito Santo Financial Group, ADR                         234,700     3,711,194
----------------------------------------------------------------------------------
 Julius Baer Holding AG, Cl. B                                 1,135     3,388,805
----------------------------------------------------------------------------------
 Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR      307,300     7,240,756
                                                                        ----------
                                                                        17,649,428


----------------------------------------------------------------------------------
 Insurance--1.4%
 AXA SA                                                       29,500     3,977,305
----------------------------------------------------------------------------------
 Ockham Holdings plc                                       1,460,000     1,999,794
                                                                        ----------
                                                                         5,977,099


----------------------------------------------------------------------------------
 Healthcare--14.0%
----------------------------------------------------------------------------------
 Healthcare/Drugs--8.0%
 Biocompatibles International plc(1)                       2,512,585    12,359,361
----------------------------------------------------------------------------------
 Eisai Co. Ltd.                                              323,000     7,143,710
----------------------------------------------------------------------------------
 Elan Corp. plc, ADR(1)                                      157,140     4,301,707
----------------------------------------------------------------------------------
 Genset, Sponsored ADR(1)                                    234,300     2,343,000
----------------------------------------------------------------------------------
 Nicox SA(1)                                                  71,600     1,802,351
----------------------------------------------------------------------------------
 Pliva d.d., Sponsored GDR(2)                                291,650     3,521,674
----------------------------------------------------------------------------------
 QIAGEN NV                                                    48,000(1)  3,286,522
                                                                        ----------
                                                                        34,758,325


----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--6.0%
 Nichii Gakkan Co.                                            44,250     9,098,131
----------------------------------------------------------------------------------
 Novogen Ltd.(1)                                           2,004,300     3,949,814
----------------------------------------------------------------------------------
 Ortivus AB, Cl. B(1)(4)                                     551,400     2,789,107
----------------------------------------------------------------------------------
 PowderJect Pharmaceuticals plc(1)                           331,000     5,234,934
----------------------------------------------------------------------------------
 SkyePharma plc(1)                                         5,334,100     4,842,504
                                                                        ----------
                                                                        25,914,490


                    14 OPPENHEIMER INTERNATIONAL GROWTH FUND

                                                                     Market Value
                                                            Shares    See Note 1
---------------------------------------------------------------------------------
 Technology--29.6%
---------------------------------------------------------------------------------
 Computer Services--9.8%
 Cap Gemini SA                                               25,500   $ 4,508,697
---------------------------------------------------------------------------------
 Computer Services Solutions Holding NV                     285,900     5,354,432
---------------------------------------------------------------------------------
 Equant NV, NY Registered Shares(1)                          44,500     4,194,125
---------------------------------------------------------------------------------
 Getronics NV                                               318,060    19,455,468
---------------------------------------------------------------------------------
 Icon Medialab International AB(1)                           51,900     5,647,277
---------------------------------------------------------------------------------
 Unit 4(1)                                                  160,000     3,302,632
                                                                      -----------
                                                                       42,462,631


---------------------------------------------------------------------------------
 Computer Software--10.2%
 Lernout & Hauspie Speech Products NV(1)                     78,300     2,946,038
---------------------------------------------------------------------------------
 Misys plc                                                  563,199     6,099,648
---------------------------------------------------------------------------------
 Psion plc                                                  401,900    16,412,321
---------------------------------------------------------------------------------
 SAP AG, Preference                                          28,600    11,492,155
---------------------------------------------------------------------------------
 Solution 6 Holdings Ltd.(1)                              1,026,300     7,241,850
                                                                      -----------
                                                                       44,192,012


---------------------------------------------------------------------------------
 Communications Equipment--2.1%
 Telefonaktiebolaget LM Ericsson, Cl. B, Sponsored ADR      193,200     9,309,825
---------------------------------------------------------------------------------
 Electronics--7.5%
 Hoya Corp.                                                  56,000     4,055,390
---------------------------------------------------------------------------------
 Racal Electronic plc                                       789,800     6,594,617
---------------------------------------------------------------------------------
 Sony Corp.                                                  42,000     7,768,263
---------------------------------------------------------------------------------
 STMicroelectronics NV, NY Registered Shares                 50,000     6,243,750
---------------------------------------------------------------------------------
 Thomson Multimedia(1)                                      183,400     7,940,615
                                                                      -----------
                                                                       32,602,635


---------------------------------------------------------------------------------
 Transportation--2.1%
---------------------------------------------------------------------------------
 Shipping--2.1%
 MIF Ltd.(1,3)                                              204,400     3,803,262
---------------------------------------------------------------------------------
 Smit Internationale NV, CVA                                241,315     5,272,668
                                                                      -----------
                                                                        9,075,930
                                                                      -----------
 Total Common Stocks (Cost $343,198,471)                              456,221,558

                    15 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     STATEMENT OF INVESTMENTS Continued
================================================================================


                                                                                         Market Value
                                                                            Shares        See Note 1
======================================================================================================
 Preferred Stocks--1.6%
 Ceres, Inc., Preferred Callable Stocks(3)                                   600,000     $   2,400,000
------------------------------------------------------------------------------------------------------
 Fresenius Medical Care AG, Preferred                                        112,200         4,744,915
                                                                                             ---------
 Total Preferred Stocks (Cost $6,937,950)                                                    7,144,915

                                                                              Units
======================================================================================================
 Rights, Warrants and Certificates--0.1%
 Biocompatibles International plc Wts., Exp. 12/15/99 (Cost $18,020)         309,827           296,077
------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $350,154,441)                               106.8%      463,662,550
------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                          (6.8)      (29,418,313)
                                                                               -----------------------
 Net Assets                                                                    100.0%    $ 434,244,237
                                                                               =======================



FOOTNOTES TO STATEMENT OF INVESTMENTS

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographic Diversification                       Market Value           Percent
--------------------------------------------------------------------------------
 Great Britain                                   $ 84,943,797              18.4%
 France                                            79,207,545              17.1
 Japan                                             66,990,825              14.4
 The Netherlands                                   45,819,407               9.9
 Germany                                           29,788,635               6.4
 Australia                                         17,994,444               3.9
 Sweden                                            17,746,209               3.8
 Brazil                                            16,427,542               3.5
 Italy                                             13,695,401               3.0
 Portugal                                          11,854,385               2.6
 Switzerland                                       10,640,989               2.3
 Norway                                            10,524,096               2.3
 Finland                                            9,047,290               2.0
 Mexico                                             8,054,063               1.7
 India                                              5,323,500               1.1
 South Africa                                       5,182,024               1.1
 United States                                      4,340,625               0.9
 Argentina                                          4,337,057               0.9
 Ireland                                            4,301,708               0.9
 Singapore                                          4,012,500               0.9
 Croatia                                            3,521,674               0.8
 Belgium                                            2,946,038               0.6
 Spain                                              2,729,647               0.6
 Hong Kong                                          2,243,382               0.5
 Denmark                                            1,989,767               0.4
                                                 -------------------------------
 Total                                           $463,662,550             100.0%
                                                 ===============================


                    16 OPPENHEIMER INTERNATIONAL GROWTH FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

(1) Non-income-producing security.

(2) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,845,174 or 2.04% of the Fund's net assets as of November 30, 1999.

(3) Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

(4) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of November 30, 1999, amounts to $2,789,107. Transactions during the period in which the issuer was an affiliate are as follows:

                                    Shares                                Shares
                              November 30,       Gross       Gross  November 30,
                                      1998   Additions   Reductions         1999
--------------------------------------------------------------------------------

ICTS International NV*             375,000          --     210,000     165,000
Lusomundo SGPS SA*                 382,000          --      78,421     303,579
Ortivus AB, Cl. B**                501,400      50,000          --     551,400

* Not an affiliate as of November 30, 1999

** Not an affiliate as of November 30, 1998

See accompanying Notes to Financial Statements.


                    17 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     STATEMENT OF ASSETS AND LIABILITIES November 30, 1999
================================================================================


================================================================================
 Assets
-------------------------------------------------------------------------------
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $341,868,696)                       $ 460,873,443
 Affiliated companies (cost $8,285,745)                               2,789,107
-------------------------------------------------------------------------------
 Cash--foreign currency (cost $344,463)                                 344,463
-------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                   1,050,119
 Interest and dividends                                                 920,446
 Other                                                                    7,893
                                                                  -------------
 Total assets                                                       465,985,471


===============================================================================
 Liabilities
-------------------------------------------------------------------------------
 Bank overdraft                                                      19,796,969
-------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency exchange contracts          20,006
-------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                6,205,301
 Shares of beneficial interest redeemed                               5,194,752
 Transfer and shareholder servicing agent fees                          143,423
 Distribution and service plan fees                                     142,286
 Trustees' compensation                                                  61,419
 Other                                                                  177,078
                                                                  -------------
 Total liabilities                                                   31,741,234


===============================================================================
 Net Assets                                                       $ 434,244,237
                                                                  =============


===============================================================================
 Composition of Net Assets
-------------------------------------------------------------------------------
 Paid-in capital                                                  $ 316,447,185
-------------------------------------------------------------------------------
 Overdistributed net investment income                                  (59,065)
-------------------------------------------------------------------------------
 Accumulated net realized gain on
 investments and foreign currency transactions                        4,318,482
-------------------------------------------------------------------------------
 Net unrealized appreciation on investments and
 translation of assets and liabilities
 denominated in foreign currencies                                  113,537,635
                                                                  -------------
 Net assets                                                       $ 434,244,237
                                                                  =============


                    18 OPPENHEIMER INTERNATIONAL GROWTH FUND

=======================================================================================
 Net Asset Value Per Share
--------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $208,980,880 and 10,875,151 shares of beneficial interest outstanding)      $19.22
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                    $20.39
--------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $176,020,999 and 9,388,170 shares of beneficial interest outstanding)          $18.75
--------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $49,242,358 and 2,623,438 shares of beneficial interest outstanding)           $18.77


See accompanying Notes to Financial Statements.


                    19 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     STATEMENT OF OPERATIONS For the Year Ended November 30, 1999
================================================================================


========================================================================================
 Investment Income
----------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $383,610)                     $4,984,013
----------------------------------------------------------------------------------------
 Interest                                                                        155,484
                                                                             -----------
 Total income                                                                  5,139,497


========================================================================================
 Expenses
----------------------------------------------------------------------------------------
 Management fees                                                               2,888,430
----------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                         426,752
 Class B                                                                       1,451,083
 Class C                                                                         396,071
----------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                 1,177,504
----------------------------------------------------------------------------------------
 Custodian fees and expenses                                                     377,585
----------------------------------------------------------------------------------------
 Shareholder reports                                                             271,380
----------------------------------------------------------------------------------------
 Other                                                                            95,238
                                                                             -----------
 Total expenses                                                                7,084,043
 Less expenses paid indirectly                                                    (2,963)
                                                                             -----------
 Net expenses                                                                  7,081,080


========================================================================================
 Net Investment Loss                                                          (1,941,583)


========================================================================================
 Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments:
    Unaffiliated companies                                                    16,247,738
    Affiliated companies                                                        (281,649)
 Foreign currency transactions                                                (8,212,091)
                                                                             -----------
 Net realized gain                                                             7,753,998

----------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                 122,751,680
 Translation of assets and liabilities denominated in foreign currencies     (10,260,633)
                                                                             -----------
 Net change                                                                  112,491,047
                                                                             -----------
 Net realized and unrealized gain                                            120,245,045


========================================================================================
 Net Increase in Net Assets Resulting from Operations                       $118,303,462
                                                                            ============


See accompanying Notes to Financial Statements.


                    20 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


 Year Ended November 30,                                                1999              1998
=================================================================================================
 Operations
-------------------------------------------------------------------------------------------------
 Net investment income (loss)                                        $(1,941,583)        $232,417
-------------------------------------------------------------------------------------------------
 Net realized gain                                                     7,753,998       19,125,853
-------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation               112,491,047      (11,043,346)
                                                                    -----------------------------
 Net increase in net assets resulting from operations                118,303,462        8,314,924


=================================================================================================
 Dividends and/or Distributions to Shareholders
-------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                              (1,612,367)              --
 Class B                                                                (254,658)              --
 Class C                                                                 (67,795)              --
-------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                              (9,482,138)      (1,923,099)
 Class B                                                              (7,304,835)      (1,435,063)
 Class C                                                              (1,902,453)        (354,072)


=================================================================================================
 Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                             (26,426,483)      59,959,570
 Class B                                                              (3,877,361)      51,650,994
 Class C                                                               1,107,177       14,355,929


=================================================================================================
 Net Assets
-------------------------------------------------------------------------------------------------
 Total increase                                                       68,482,549      130,569,183
------------------------------------------------------------------------------------------------
 Beginning of period                                                 365,761,688      235,192,505
                                                                    -----------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $(59,065) and $1,849,052, respectively]   $434,244,237     $365,761,688
                                                                    =============================


See accompanying Notes to Financial Statements.


                    21 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     FINANCIAL HIGHLIGHTS
================================================================================


 Class A      Year Ended November 30,                1999            1998            1997          1996(1)
==========================================================================================================
 Per Share Operating Data
----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $15.11          $14.37          $11.74          $10.00
----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.02)            .05            (.05)(2)        (.01)
 Net realized and unrealized gain                     5.02             .91            2.68(2)         1.75
                                                    ------------------------------------------------------
 Total income from
 investment operations                                5.00             .96            2.63            1.74
----------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.13)             --              --              --
 Distributions from net realized gain                 (.76)           (.22)             --              --
                                                    ------------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.89)           (.22)             --              --
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $19.22          $15.11          $14.37          $11.74
                                                    ======================================================

==========================================================================================================
 Total Return, at Net Asset Value(3)                 35.31%           6.78%          22.40%          17.40%
----------------------------------------------------------------------------------------------------------

==========================================================================================================
 Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)         $208,981        $186,859        $122,720         $16,918
----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $180,719        $175,022         $66,156          $8,992
----------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                        (0.15)%          0.44%          (0.36)%         (0.26)%
 Expenses                                             1.55%           1.40%(5)        1.78%(5)        1.88%(5)
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                             75%             82%             64%             43%


(1) For the period from March 25, 1996 (commencement of operations) to November 30, 1996.

(2) Based on average shares outstanding for the period.

(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(4) Annualized for periods of less than one full year.

(5) Expense ratio reflects the effect of expenses paid indirectly by the Fund.

(6) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999, were $277,140,513 and $285,822,706, respectively.


See accompanying Notes to Financial Statements.


                    22 OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B      Year Ended November 30,                 1999            1998            1997         1996(1)
=========================================================================================================
 Per Share Operating Data
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $14.76          $14.15          $11.65         $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.14)           (.03)         (.12)(2)         (.10)
 Net realized and unrealized gain                     4.92             .86           2.62(2)         1.75
                                                    -----------------------------------------------------
 Total income from
 investment operations                                4.78             .83            2.50           1.65
---------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.03)             --              --             --
 Distributions from net realized gain                 (.76)           (.22)             --             --
                                                    -----------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.79)           (.22)             --             --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $18.75          $14.76          $14.15         $11.65
                                                    =====================================================

=========================================================================================================
 Total Return, at Net Asset Value(3)                 34.32%           5.95%          21.46%         16.50%
---------------------------------------------------------------------------------------------------------

=========================================================================================================
 Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)         $176,021        $142,127         $90,565         $8,673
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $145,203        $125,772         $45,553         $3,628
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                        (0.91)%         (0.34)%         (1.14)%        (1.46)%
 Expenses                                             2.31%           2.18%(5)        2.56%(5)       2.84%(5)
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                             75%             82%             64%            43%


(1) For the period from March 25, 1996 (commencement of operations) to November 30, 1996.

(2) Based on average shares outstanding for the period.

(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(4) Annualized for periods of less than one full year.

(5) Expense ratio reflects the effect of expenses paid indirectly by the Fund.

(6) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999, were $277,140,513 and $285,822,706, respectively.


See accompanying Notes to Financial Statements.


                    23 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     FINANCIAL HIGHLIGHTS Continued
================================================================================


 Class C        Year Ended November 30,             1999           1998              1997           1996(1)
============================================================================================================
 Per Share Operating Data
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $14.78         $14.17            $11.66            $10.00
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                        (.13)          (.03)             (.13)(2)          (.09)
 Net realized and unrealized gain                    4.91            .86              2.64(2)           1.75
                                                   ---------------------------------------------------------
 Total income from
 investment operations                               4.78            .83              2.51              1.66
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                (.03)            --                --                --
 Distributions from net realized gain                (.76)          (.22)               --                --
                                                   ---------------------------------------------------------
 Total dividends and distributions
 to shareholders                                     (.79)          (.22)               --                --
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $18.77         $14.78            $14.17            $11.66
                                                   =========================================================

============================================================================================================
 Total Return, at Net Asset Value(3)                34.28%          5.94%            21.53%            16.60%
------------------------------------------------------------------------------------------------------------
============================================================================================================
 Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)         $49,242        $36,776           $21,908            $2,149
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $39,641        $32,460           $10,864              $938
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                       (0.92)%        (0.34)%           (1.18)%           (1.48)%
 Expenses                                            2.32%          2.17%(5)          2.55%(5)          2.82%(5)
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                            75%            82%               64%               43%


(1) For the period from March 25, 1996 (commencement of operations) to November 30, 1996.

(2) Based on average shares outstanding for the period.

(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(4) Annualized for periods of less than one full year.

(5) Expense ratio reflects the effect of expenses paid indirectly by the Fund.

(6) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1999, were $277,140,513 and $285,822,706, respectively.


See accompanying Notes to Financial Statements.


                    24 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     NOTES TO FINANCIAL STATEMENTS
================================================================================


================================================================================

1. Significant Accounting Policies

Oppenheimer International Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


                    25 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     NOTES TO FINANCIAL STATEMENT Continued
================================================================================


================================================================================

1. Significant Accounting Policies Continued

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------

Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended
November 30, 1999, a provision of $2,660 was made for the Fund's projected benefit obligations and payments of $12,207 were made to retired Trustees, resulting in an accumulated liability of $59,065 as of November 30, 1999.

     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                    26 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 1999, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,968,286. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    27 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     NOTES TO FINANCIAL STATEMENTS Continued
================================================================================


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended November 30, 1999     Year Ended November 30, 1998
                                Shares         Amount           Shares            Amount
-------------------------------------------------------------------------------------------
 Class A
 Sold                         28,386,105     $443,398,379       18,467,865     $286,589,304
 Dividends and/or
 distributions reinvested        755,138       10,481,320          128,681        1,855,568
 Redeemed                    (30,634,400)    (480,306,182)     (14,770,487)    (228,485,302)
                             --------------------------------------------------------------
 Net increase (decrease)      (1,493,157)    $(26,426,483)       3,826,059      $59,959,570
                             ==============================================================

-------------------------------------------------------------------------------------------
 Class B
 Sold                          5,389,439      $81,564,985        6,056,317      $93,527,036
 Dividends and/or
 distributions reinvested        535,401        7,308,215           97,718        1,387,772
 Redeemed                     (6,163,506)     (92,750,561)      (2,926,466)     (43,263,814)
                             --------------------------------------------------------------
 Net increase (decrease)        (238,666)     $(3,877,361)       3,227,569      $51,650,994
                             ==============================================================

-------------------------------------------------------------------------------------------
 Class C
 Sold                          9,122,829     $139,300,660        6,214,051      $93,630,903
 Dividends and/or
 distributions reinvested        137,399        1,876,855           23,895          339,786
 Redeemed                     (9,124,669)    (140,070,338)      (5,296,238)     (79,614,760)
                             --------------------------------------------------------------
 Net increase                    135,559       $1,107,177          941,708      $14,355,929
                             ==============================================================

================================================================================

3. Unrealized Gains and Losses on Securities

As of November 30, 1999, net unrealized appreciation on securities of $113,508,108 was composed of gross appreciation of $137,573,855, and gross depreciation of $24,065,747.


                    28 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================

4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended November 30, 1999, was 0.79% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------

Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate       Class A     Commissions    Commissions    Commissions
                        Front-End      Front-End     on Class A     on Class B     on Class C
                    Sales Charges  Sales Charges         Shares         Shares         Shares
                       on Class A    Retained by    Advanced by    Advanced by    Advanced by
 Year Ended                Shares    Distributor    Distributor(1) Distributor(1) Distributor(1)
------------------------------------------------------------------------------------------------
 November 30, 1999       $732,494      $208,769        $174,092       $883,662       $120,524

(1) The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                               Class A                   Class B                    Class C
                   Contingent Deferred       Contingent Deferred        Contingent Deferred
                         Sales Charges             Sales Charges              Sales Charges
 Year Ended    Retained by Distributor   Retained by Distributor    Retained by Distributor
-------------------------------------------------------------------------------------------
 November 30, 1999            $99,158                   $473,644                    $23,122

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                    29 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     NOTES TO FINANCIAL STATEMENTS Continued
================================================================================


================================================================================

4. Management Fees and Other Transactions with Affiliates Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended November 30, 1999, payments under the Class A Plan totaled $426,752, all of which was paid by the Distributor to recipients. That included $44,002 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended November 30, 1999, were as follows:

                                                          Distributor's    Distributor's
                                                              Aggregate     Unreimbursed
                                                           Unreimbursed    Expenses as %
                         Total Payments   Amount Retained      Expenses    of Net Assets
                             Under Plan    by Distributor    Under Plan         of Class
----------------------------------------------------------------------------------------
 Class B Plan                $1,451,083       $1,189,880     $3,686,324            2.09%
 Class C Plan                   396,071          180,142        425,149            0.86


                    30 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================

5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency cont racts are noted in the Statement of Investments where applicable.

As of November 30, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                     Contract     Valuation as of       Unrealized
 Contract Description         Expiration Date   Amount (000s)   November 30, 1999     Appreciation
--------------------------------------------------------------------------------------------------
 Contracts to Purchase
 Euro (EUR)                          12/30/99       EUR 5,707          $5,760,805         $20,006
                                                                                          =======

================================================================================

6. Illiquid and Restricted Securities

 As of November 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of November 30, 1999, was $7,439,006, which represents 1.71% of the Fund's net assets, of which $2,400,000 is considered restricted. Information concerning restricted securities is as follows:

                                                                                   Valuation
                                                                              Per Unit as of
 Security                              Acquisition Date    Cost Per Unit   November 30, 1999
--------------------------------------------------------------------------------------------
 Stocks and Warrants
 Ceres, Inc., Preferred Callable Stocks          1/6/99           $ 4.00             $ 4.00


                    31 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     NOTES TO FINANCIAL STATEMENTS Continued
================================================================================


================================================================================

7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended November 30, 1999.


                    32 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     INDEPENDENT AUDITORS' REPORT
================================================================================


================================================================================

To the Board of Trustees and Shareholders of Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Growth Fund as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 25, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 25, 1996 (commencement of operations) to November 30, 1996, in conformity with generally accepted accounting principles.



KPMG LLP


Denver, Colorado
December 20, 1999


                    33 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     FEDERAL INCOME TAX INFORMATION Unaudited
================================================================================


================================================================================

In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $0.8845, $0.7828 and $0.7834 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 15, 1998, of which $0.0473 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended November 30, 1999, which are not designated as capital gain distributions should be multiplied by 1.19% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    34 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     OPPENHEIMER INTERNATIONAL GROWTH FUND
================================================================================


================================================================================
Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                        Donald W.  Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Phillip A. Griffiths, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        George Evans, Vice President
                        Andrew J. Donohue, Secretary
                        Brian W. Wixted, Treasurer
                        Robert G. Zack, Assistant Secretary
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
================================================================================
Investment Advisor      OppenheimerFunds, Inc.
================================================================================
Distributor             OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and            OppenheimerFunds Services
Shareholder
Servicing Agent
================================================================================
Custodian of            The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors    KPMG LLP
================================================================================
Legal Counsel           Mayer, Brown & Platt

                        This is a copy of a report to shareholders of Oppenheimer International Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Growth Fund. For material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                    35 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
     OPPENHEIMERFUNDS FAMILY
================================================================================

================================================================================
Global Equity
--------------------------------------------------------------------------------
                Developing Markets Fund           Global Fund
                International Small Company Fund  Quest Global Value Fund
                Europe Fund                       Global Growth & Income Fund
                International Growth Fund

================================================================================
Equity
--------------------------------------------------------------------------------
                Stock                             Stock & Bond
                Enterprise Fund(1)                Main Street(R)
                                                     Growth & Income Fund
                Discovery Fund                    Quest Opportunity Value Fund
                Main Street(R)Small Cap Fund      Total Return Fund
                Quest Small Cap Value Fund        Quest Balanced Value Fund
                MidCap Fund                       Capital Income Fund(2)
                Capital Appreciation Fund         Multiple Strategies Fund
                Growth Fund                       Disciplined Allocation Fund
                Disciplined Value Fund            Convertible Securities Fund
                Quest Value Fund
                Trinity Growth Fund               Specialty
                Trinity Core Fund                 Real Asset Fund
                Trinity Value Fund                Gold & Special Minerals Fund

================================================================================
Fixed Income
--------------------------------------------------------------------------------
                Taxable                           Municipal
                International Bond Fund           California Municipal Fund(3)
                World Bond Fund                   Main Street(R) California
                                                  Municipal Fund(3)
                High Yield Fund                   Florida Municipal Fund(3)
                Champion Income Fund              New Jersey Municipal Fund(3)
                Strategic Income Fund             New York Municipal Fund(3)
                Bond Fund                         Pennsylvania Municipal Fund(3)
                Senior Floating Rate Fund         Municipal Bond Fund
                U.S. Government Trust             Insured Municipal Fund
                Limited-Term Government Fund      Intermediate Municipal Fund

                                                  Rochester Division
                                                  Rochester Fund Municipals
                                                  Limited Term New York
                                                   Municipal Fund

================================================================================
Money Market(4)
--------------------------------------------------------------------------------
                Money Market Fund                  Cash Reserves


(1) Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

(2) On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

(3) Available to investors only in certain states.

(4) An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                    36 OPPENHEIMER INTERNATIONAL GROWTH FUND